UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2005

                          ALLIANCE LAUNDRY SYSTEMS LLC
                          ALLIANCE LAUNDRY CORPORATION
                          ALLIANCE LAUNDRY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)

   DELAWARE                 333-56857                39-1927923
   DELAWARE                 333-56857-01             39-1928505
   DELAWARE                 333-56857-02             52-2055893
(State or other          (Commission File Number)  (I.R.S. Employer
jurisdiction                                       Identification Number)
of incorporation)

                           Shepard Street P.O. BOX 990
                           RIPON, WISCONSIN 54971-0990
           (Address of principal executive offices including zip code)

                                 (920) 748-3121
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



Item 2.02 Results of Operations and Financial Conditions
--------------------------------------------------------

On November 10, 2005, Alliance Laundry Holdings LLC issued a press release describing its results of operations for the quarter and nine months ended September 30, 2005. This press release issued by the Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------
(c)      Exhibits

         99.1     Alliance Laundry Holdings LLC press release dated November 10,
                  2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ALLIANCE LAUNDRY SYSTEMS LLC
                                            (Registrant)
DATE:  November 10, 2005                    /s/ Thomas L'Esperance
                                            ------------------------------------
                                            Thomas L'Esperance
                                            CEO & President

                                            /s/ Bruce P. Rounds
                                            ------------------------------------
                                            Bruce P. Rounds
                                            Vice President Chief Financial
                                            Officer


                                            ALLIANCE LAUNDRY CORPORATION
                                            (Registrant)
DATE:  November 10, 2005                    /s/ Thomas L'Esperance
                                            ------------------------------------
                                            Thomas L'Esperance
                                            CEO & President

                                            /s/ Bruce P. Rounds
                                            ------------------------------------
                                            Bruce P. Rounds
                                            Vice President Chief Financial
                                            Officer


                                            ALLIANCE LAUNDRY HOLDINGS LLC
                                            (Registrant)
DATE:  November 10, 2005                    /s/ Thomas L'Esperance
                                            ------------------------------------
                                            Thomas L'Esperance
                                            CEO & President

                                            /s/ Bruce P. Rounds
                                            ------------------------------------
                                            Bruce P. Rounds
                                            Vice President Chief Financial
                                            Officer

                                  EXHIBIT INDEX

                                       TO

                             FORM 8-K CURRENT REPORT

                          Dated as of November 10, 2005


Exhibit No.                                                            Furnished
                                                                        Herewith

    99.1  Press Release dated November 10, 2005, regarding the earnings of Alliance Laundry Holdings LLC for the quarter and nine
          months ended September 30, 2005.                                  X